SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

January 19, 2017

Date of Report (Date of Earliest Event Reported)

GLOBAL ARENA HOLDING, INC.

 (Exact name of registrant as specified in its charter)

Delaware	00049819	33-0931599
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

850 Third Avenue, Suite 16C New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 508-4700

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.

On January 19, 2017, Anton & Chia, LLP (“A&C”) resigned as the registrant’s registered independent public accountant.  On January 23, 2017, the registrant engaged Raul Carrega, Certified Public Accountants (“Carrega”) as its new registered independent public accountant.

b.

A&C did not provide an audit report regarding the registrant for the period from June 8, 2016 through the date of their resignation on January 19, 2017.

c.

The decision to engage Carrega was approved by the registrant’s board of directors.

d.

For the period from June 8, 2016 (the date of appointment) through January 19, 2017, there have been no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of A&C would have caused them to make reference thereto in their report on the financial statements.

e.

Registrant has authorized A&C to respond fully to any inquiries of Carrega.

f.

During the period from June 8, 2016 through January 19, 2017, there have been no reportable events between the registrant and A&C as set forth in Item 304(a)(1)(v) of Regulation S-K.

g.

The registrant provided a copy of the foregoing disclosures to A&C prior to the date of the filing of this report and requested that A&C furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2) New Independent Accountants:

a.

On January 23, 2017, the registrant engaged Raul Carrega, Certified Public Accountants as its new registered independent public accountant.  During the period from June 8, 2016 through January 23, 2017 we did not consult with Carrega regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements by Carrega, in either case where written or oral advice provided by Carrega would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 – Exhibit

Exhibit 16.1 – Letter from Anton & Chia, LLP regarding their resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Global Arena Holding, Inc.

By:      /s/ John Matthews

John Matthews

Chief Executive Officer

Dated:  January 25, 2017